Amendatory Agreement


         This Amendment is entered into this 23 day of August, 1996, between
SOUTHERN  NATURAL  GAS  COMPANY   ("Company")  and  ATLANTA  GAS  LIGHT  COMPANY
("Shipper").

                                    RECITALS:

         1. Company and Shipper are parties to a firm transportation agreement dated September 1, 1994 (#902470) for 100,000 Mcf per day, as amended March 1, 1995 (the "September FT Agreement"), a firm transportation agreement dated November 1, 1994 (#904460), as amended March 1, 1995 and June 1, 1995, for
255,812 Mcf per day (the "November FT Agreement"), a no-notice firm transportation agreement dated November 1, 1994 (#904461) as amended March 1, 1995 for 406,222 Mcf per day (the "FT-NN Agreement"), and a contract storage service agreement dated November 1, 1994 as amended March 1, 1995 (#S20150) for 20,117,674 Mcf (the "CSS Agreement");

         2. Shipper has notified Company that it desires to extend the term of the September FT Agreement, the November FT Agreement, the FT-NN Agreement, and the CSS Agreement as provided below.

                                   AGREEMENTS:

         In consideration for the premises and the mutual promises and covenants contained herein, the parties agree as follows:

     1. Section 4.1 of the September FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

                  4.1      Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through February 28, 1999, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or any subsequent yearly extension.


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         2. The First Revised  Exhibit E to the September FT Agreement  shall be deleted in its entirety and the Second Revised Exhibit E attached hereto shall be substituted therefor.

     3. Section 4.1 of the November FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

                  4.1      Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) April 30, 2007, for 110,905 Mcf per day of Transportation Demand and June 30, 2007, for 1,000 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each after the end of each primary term for the specified volume, unless and until canceled with respect to the associated volume by either party giving 180 days written notice to the other party prior to the end of the specified primary term or any yearly extension thereof; (b) February 29, 2000, for 21,139 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extention; and (c) February 28, 1999, for 122,768 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension.

     4. Section 4.1 of the FT-NN Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

                  4.1      Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) February 29, 2000, for 24,133 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension; and (b) February 28, 1999, for 382,089 Mcf per day of Transportation Demand and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension.

     5. Section 4.1 of the CSS Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor:

                  4.1      Subject  to the  provisions  hereof,  this  Agreement
                           shall become effective as of the date first hereinabove written and shall be in full force and effect for a primary term through the following dates: (a) February 29, 2000, for 1,195,179 Mcf per day of Maximum Storage Quantity and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension; and (b) February 28, 1999, for 18,922,495 Mcf per day of Maximum Storage Quantity and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension.

         6. Except as provided herein, the September FT Agreement, the November FT Agreement, the FT-NN Agreement, and the CSS Agreement shall remain in full force and effect as written.

         7. This Amendment is subject to all applicable, valid laws, orders, rules, and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

         WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.

ATTEST:                           SOUTHERN NATURAL GAS COMPANY



By:  James J. Cleary              By:  James E. Moylan, Jr.
Title:  Vice President            Title:  President


ATTEST:                           ATLANTA GAS LIGHT COMPANY



By:__________________________     By:  Thomas H. Benson
Title:_______________________     Title:  Executive Vice President and Chief
                                  Operating Officer



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     Service Agreement No. 902470


                                 SECOND REVISED

                                    EXHIBIT E

                              DISCOUNT INFORMATION


Discounted Rates:

     (1) The Reservation Charge under this Agreement shall be $10.50/Mcf;

     (2) The applicable GSR Cost Surcharge and GSR Volumetric Surcharge shall be capped at 50% each;

     (3) All other surcharges shall be assessed at full rate under this Agreement.



Discounted Rate Effective from 3/1/95 to 2/28/99


/s/  Thomas H. Benson         /s/  James E. Moylan, Jr.
ATLANTA GAS LIGHT COMPANY     SOUTHERN NATURAL GAS COMPANY